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                                                                       EXHIBIT V
                                                                       ---------

                     AGREEMENT REGARDING THE JOINT FILING OF
                                  SCHEDULE 13D

                       __________________________________

The undersigned hereby agree as follows:

         (i) Each of them is individually eligible to use the Schedule 13D to which this Exhibit is attached, and such Schedule 13D is filed on behalf of each of them; and
         (ii)  Each of them is responsible for the timely filing of such
               Schedule 13D and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.

Dated: August 8, 2002      FENWAY PARTNERS CAPITAL FUND, L.P.
                           By: Fenway Partners, L.P., its general partner
                           By: Fenway Partners Management, Inc., its general
                               partner

                           By:  /s/ Richard C. Dresdale
                                _____________________________
                                Name: Richard C. Dresdale
                                Title: Managing Director

                           By:  /s/ Peter Lamm
                                _____________________________
                                Name: Peter Lamm
                                Title: Managing Director


                           FENWAY PARTNERS CAPITAL FUND II, L.P.
                           By: Fenway Partners II, LLC, its general partner

                           By:  /s/ Richard C. Dresdale
                                _____________________________
                                Name: Richard C. Dresdale
                                Title: Managing Director

                           By:  /s/ Peter Lamm
                                _____________________________
                                Name: Peter Lamm
                                Title: Managing Director

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                             FENWAY PARTNERS, L.P.
                             By: Fenway Partners Management, Inc., its general partner

                             By:  /s/ Richard C. Dresdale
                                  ______________________________
                                  Name: Richard C. Dresdale
                                  Title: Managing Director

                             By:  /s/ Peter Lamm
                                  ______________________________
                                  Name: Peter Lamm
                                  Title: Managing Director


                             FENWAY PARTNERS MANAGEMENT, INC.

                             By:  /s/ Richard C. Dresdale
                                  ______________________________
                                  Name: Richard C. Dresdale
                                  Title: Managing Director

                             By:  /s/ Peter Lamm
                                  ______________________________
                                  Name: Peter Lamm
                                  Title: Managing Director


                             FENWAY PARTNERS II, LLC

                             By:  /s/ Richard C. Dresdale
                                  ______________________________
                                  Name: Richard C. Dresdale
                                  Title: Managing Director

                             By:  /s/ Peter Lamm
                                  ______________________________
                                  Name: Peter Lamm
                                  Title: Managing Director


                             /s/ Peter Lamm
                             _________________________________
                             Peter Lamm


                             /s/ Richard C. Dresdale
                             _________________________________
                             Richard C. Dresdale